                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Amendment No. 3 to the Registration Statement (no. 333-37235) on Form S-1.


                                      ARTHUR ANDERSEN LLP

                                      /s/ Arthur Andersen LLP


Philadelphia, Pa.
March 25, 1998